Exhibit 99.6

Last Updated 10/22/04

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2001

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total Year	vs Prior Year

	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)
1	Arizona Public Service	$65	$70	$108	$39	$281	$(26)
2	Pinnacle West Energy	—	1	13	4	18	20
3	APS Energy Services	(8)	—	(3)	—	(10)	3
4	SunCor	—	—	2	—	3	(8)
5	El Dorado	1	—	—	—	—	(2)
6	Parent Company	4	(4)	42	(7)	35	38

7	Income Before Accounting Change	62	67	162	36	327	25
8	Cumulative Effect of Change in Accounting - Net of Tax	(3)	—	(12)	—	(15)	(15)

9	Net Income	$59	$67	$150	$36	$312	$10

	EARNINGS PER SHARE BY SUBSIDIARY — DILUTED
10	Arizona Public Service	$0.76	$0.82	$1.27	$0.46	$3.30	$(0.31)
11	Pinnacle West Energy	—	0.02	0.16	0.04	0.21	0.24
12	APS Energy Services	(0.10)	—	(0.03)	—	(0.12)	0.04
13	SunCor	0.01	—	0.03	0.01	0.04	(0.10)
14	El Dorado	0.01	—	—	—	—	(0.02)
15	Parent Company	0.05	(0.05)	0.49	(0.09)	0.42	0.44

16	Income Before Accounting Change	0.73	0.79	1.92	0.42	3.85	0.29
17	Cumulative Effect of Change in Accounting - Net of Tax	(0.03)	—	(0.15)	—	(0.17)	(0.17)

18	Net Income	$0.70	$0.79	$1.77	$0.42	$3.68	$0.12

19	BOOK VALUE PER SHARE	$28.83	$28.17	$29.37	$29.46	$29.46	$1.37
	COMMON SHARES OUTSTANDING - DILUTED (Thousands)
20	Average	84,966	85,042	84,909	84,824	84,930	(5)
21	End of Period	84,718	84,713	84,663	84,724	84,724	9

See Glossary of Terms.

Last Updated 10/22/04

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2001

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total Year	vs Prior Year

	ELECTRIC OPERATING REVENUES
	(Dollars in Millions)
	Regulated Electricity Segment
	Retail
22	Residential	$173	$234	$328	$180	$915	$34
23	Business	199	258	276	219	952	17

24	Total retail	372	492	604	399	1,867	51
	Wholesale revenue on delivered electricity
25	Traditional contracts	26	55	(10)	2	73	(48)
26	Retail load hedge management	—	—	—	—	—	(561)
27	Transmission for others	4	5	9	8	26	11
28	Other miscellaneous services	6	5	6	1	18	(9)

29	Total regulated electricity	408	557	609	410	1,984	(556)

	Marketing and Trading Segment
	Delivered marketing and trading
30	Generation sales other than native load	87	51	4	6	148	32
31	Realized margin on electricity trading (a)	(15)	20	12	53	70	14
32	Other delivered electricity (a)	45	16	54	17	132	(110)

33	Total delivered marketing and trading	117	87	70	76	350	(64)

	Other Marketing and Trading
34	Realized margins on delivered commodities other than electricity (a)	(5)	(12)	(1)	4	(14)	(5)
35	Prior period mark-to-market (gains) losses on contracts delivered during current period (a)	13	5	(37)	(50)	6	8
36	Change in mark-to-market for future-period deliveries	47	36	129	(9)	128	114

37	Total other marketing and trading	55	29	91	(55)	120	117

38	Total marketing and trading	172	116	161	21	470	53

39	Total electric operating revenues	$580	$673	$770	$431	$2,454	$(503)

(a)	The net effect on net electric operating revenues from realization of prior-period mark-to-market included in line 39 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not revenue recognition. The arithmetic opposites of amounts included in line 35 are included in lines 31, 32 and 34. For example, line 35 shows that a prior-period mark-to-market loss of $6 million was transferred to “realized” for the total year 2001. Lines 31, 32 and 34 include amounts totaling $6 million of realized loss for the total year 2001.

See Glossary of Terms.

Last Updated 10/22/04

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2001

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total Year	vs Prior Year

	ELECTRIC SALES (GWH)
	Regulated Electricity Segment
	Retail sales
40	Residential	2,121	2,467	3,597	2,149	10,335	554
41	Business	2,824	3,445	3,724	3,071	13,064	310

42	Total retail	4,945	5,912	7,321	5,220	23,399	864
	Wholesale electricity delivered
43	Traditional contracts	569	598	(37)	83	1,213	(397)
44	Retail load hedge management	75	736	1,847	382	3,040	(3,634)

45	Total regulated electricity	5,589	7,246	9,131	5,685	27,652	(3,167)

	Marketing and Trading Segment
	Delivered marketing and trading
46	Generation sales other than native load	623	436	73	256	1,388	(106)
47	Electricity trading	2,751	2,975	3,725	4,136	13,587	4,328
48	Other delivered electricity	299	194	95	438	1,026	(1,934)

49	Total delivered marketing and trading	3,673	3,605	3,893	4,830	16,001	2,288

50	Total electric sales	9,263	10,851	13,024	10,515	43,653	(879)

See Glossary of Terms.

Last Updated 10/22/04

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2001

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total Year	vs Prior Year

	MARKETING AND TRADING SEGMENT PRETAX GROSS MARGIN ANALYSIS (Dollars in Millions)
	Realized and Mark-To-Market Components
	Current Period Effects
	Realized margin on delivered commodities
	Electricity
51	Generation sales other than native load	$48	$26	$3	$3	$80	$26
52	Other electricity marketing and trading (a)	4	43	14	56	117	48

53	Total electricity	52	69	17	59	197	74
54	Other commodities (a)	(5)	(12)	(1)	4	(14)	(5)

55	Total realized margin	47	57	16	63	183	69

	Prior-period mark-to-market (gains) losses on contracts delivered during current period
56	Electricity (a)	1	—	(38)	(38)	(11)	(9)
57	Other commodities (a)	12	5	1	(4)	25	25
58	Charge related to trading activities with Enron and its affiliates	—	—	—	(8)	(8)	(8)

59	Subtotal	13	5	(37)	(50)	6	8

60	Total current period effects (b)	60	62	(21)	13	189	77

	Change in mark-to-market gains (losses) for future period deliveries (b)
61	Electricity	45	42	126	(2)	146	139
62	Other commodities	2	(6)	3	(7)	(18)	(25)

63	Total future period effects	47	36	129	(9)	128	114

64	Total gross margin	$107	$98	$108	$4	$317	$191

Future Marketing and Trading Mark-to-Market Realization

As of December 31, 2001, Pinnacle West had accumulated mark-to-market net gains of $138.0 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: 2002, $43.0 million; 2003, $22.6 million; 2004, $23.6 million; 2005 and thereafter, $48.8 million.

(a)	The net effect on pretax gross margin from realization of prior-period mark-to-market included in line 60 and in line 64 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 56 are included in line 52. The opposites of amounts included in line 57 are included in line 54. For example, line 56 shows that a prior-period mark-to-market gain of $11 million was transferred to “realized” for the total year 2001. A $11 million realized gain is included in the $117 million on line 52 for the total year 2001.

(b)	Quarterly amounts do not total to the annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.

Last Updated 10/22/04

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2001

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total Year	vs Prior Year

	MARKETING AND TRADING SEGMENT PRETAX GROSS MARGIN ANALYSIS (continued) (Dollars in Millions)
	By Commodity Sold or Traded
65	Electricity	$98	$111	$105	$15	$328	$201
66	Natural gas	(3)	(12)	9	(3)	(8)	(15)
67	Coal	14	2	(2)	(6)	7	10
68	Emission allowances	(2)	(3)	(4)	(2)	(10)	(5)
69	Other	—	—	—	—	—	—

70	Total gross margin	$107	$98	$108	$4	$317	$191

	By Pinnacle West Entity
	Parent company marketing and trading division
71	Generation sales other than native load	$—	$—	$—	$—	$—	$—
72	Other marketing and trading	7	3	74	(6)	78	80
	APS
73	Generation sales other than native load	48	26	2	3	79	25
74	Other marketing and trading	53	68	32	3	156	82
	Pinnacle West Energy
75	Generation sales other than native load	—	—	—	—	—	—
76	Other marketing and trading	—	—	—	—	—	—
	APS ES
77	Other marketing and trading	(1)	1	—	4	4	4

78	Total gross margin before income taxes	$107	$98	$108	$4	$317	$191

See Glossary of Terms.

Last Updated 10/22/04

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2001

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total Year	vs Prior Year

	AVERAGE ELECTRIC CUSTOMERS
	Retail customers
79	Residential	775,317	770,335	773,321	786,382	776,339	27,054
80	Business	97,222	98,065	98,874	98,631	98,198	4,070

81	Total	872,539	868,400	872,195	885,013	874,537	31,124
82	Wholesale customers	68	66	66	66	66	(1)

83	Total customers	872,607	868,466	872,261	885,079	874,603	31,123

84	Customer Growth (% over prior year)	4.0%	3.9%	3.7%	3.2%	3.7%	(0.4)%
	RETAIL SALES (GWH) - WEATHER NORMALIZED
85	Residential	2,033	2,233	3,410	2,123	9,799	122
86	Business	2,823	3,328	3,658	3,010	12,819	79

87	Total	4,856	5,561	7,068	5,133	22,618	201

	RETAIL USAGE (KWh/Average Customer)
88	Residential	2,737	3,203	4,651	2,733	13,312	259
89	Business	29,047	35,130	37,666	31,136	133,037	133,037
	RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer)
90	Residential	2,622	2,899	4,410	2,700	12,622	(293)
91	Business	29,037	33,937	36,997	30,518	130,542	(4,806)
	ELECTRICITY DEMAND (MW)
92	System peak demand	3,661	5,358	5,687	3,898	5,687	209

See Glossary of Terms.

Last Updated 10/22/04

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2001

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total Year	vs Prior Year

	ENERGY SOURCES (GWH)
	Generation production
93	Nuclear	2,261	1,985	2,320	1,819	8,385	(456)
94	Coal	2,901	3,245	3,223	3,203	12,572	63
95	Gas, oil and other	1,007	1,256	1,157	574	3,994	1,210

96	Total	6,169	6,486	6,700	5,596	24,951	817

	Purchased power
97	Firm load	170	845	1,734	212	2,961	446
98	Marketing and trading	3,126	3,905	5,667	4,955	17,653	(1,240)

99	Total	3,296	4,750	7,401	5,167	20,614	(794)

100	Total energy sources	9,465	11,236	14,101	10,763	45,565	23

	POWER PLANT PERFORMANCE
	Capacity Factors
101	Nuclear	96%	84%	97%	76%	88%	(5)%
102	Coal	78%	87%	85%	85%	84%	1%
103	Gas, oil and other	39%	46%	38%	20%	37%	10%
104	System average	71%	73%	73%	62%	70%	1%
	Generation Capacity Out of Service and Replaced for Native Load (average MW/day)
105	Nuclear	57	180	26	246	127	47
106	Coal	284	166	129	90	167	13
107	Gas	36	52	24	16	32	10
108	Total	376	398	179	352	326	70
109	Generation Fuel Cost ($/MWh)	$19.64	$19.28	$13.21	$12.51	$16.22	$2.50

See Glossary of Terms.

Last Updated 10/22/04

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2001

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total Year	vs Prior Year

	ENERGY MARKET INDICATORS (a)
	Electricity Average Daily Spot Prices ($/MWh)
	On-Peak
110	Palo Verde	$214.21	$182.71	$49.80	$26.89	$118.41	$6.98
111	SP15	$219.66	$186.30	$45.61	$28.38	$119.99	$12.64
	Off-Peak
112	Palo Verde	$130.40	$70.32	$27.22	$18.33	$61.57	$8.55
113	SP15	$159.80	$84.78	$28.92	$20.41	$73.48	$12.74
	WEATHER INDICATORS
	Actual
114	Cooling degree-days	106	1,733	2,663	620	5,122	539
115	Heating degree-days	657	43	—	460	1,160	192
116	Average humidity	50%	25%	31%	39%	36%	2%
	10-Year Averages
117	Cooling degree-days	80	1,491	2,540	420	4,531	—
118	Heating degree-days	521	36	—	415	972	—
119	Average humidity	43%	24%	33%	40%	35%	0%
	ECONOMIC INDICATORS
	Building Permits — Metro Phoenix (b)
120	Single-family	8,783	9,394	8,384	6,304	32,865	356
121	Multi-family	3,925	1,833	2,514	732	9,004	(1,224)

122	Total	12,708	11,227	10,898	7,036	41,869	(868)

	Arizona Job Growth (c)
123	Payroll job growth (% over prior year)	2.4%	1.5%	0.8%	(0.7)%	1.0%	(2.7)%
124	Unemployment rate (%, seasonally adjusted)	3.9%	4.4%	4.9%	5.7%	4.7%	0.8%

Sources:

(a)	This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.

(b)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(c)	Arizona Department of Economic Security

See Glossary of Terms.